Exhibit 99.3

1 ©2022 LanzaTech, Inc. All rights reserved. Transforming Carbon. Making Products. Where does your carbon come from?

Disclaimer The Presentation (Together with Oral Statements Made in Connection Herewith) This presentation (together with oral statements made in connection herewith, this "Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between LanzaTech NZ, Inc. (“LanzaTech”, or the “Company”) and AMCI Acquisition Corporation II (“AMCI”), and the related transactions including a potential investment in AMCI (the “Proposed Business Combination” or “Transaction”), and for no other purpose. The proposed terms of the Transaction reflected in the Presentation are indicative, non-binding, and proposed by AMCI. Any and all terms remain subject to further discussion, negotiation, and change. Neither the SEC nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the securities or of the Proposed Business Combination contemplated hereby or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. AMCI will make any offer to sell securities only pursuant to a definitive subscription agreement, and AMCI reserves the right to withdraw or amend for any reason any offering and to reject any subscription agreement in whole or In part for any reason. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of AMCI and the Company and is intended for the recipient hereof only. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally in connection with this Presentation is confidential, that you will not distribute, disclose and use such information tr any purpose other than for the purpose of your firm's participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to LanzaTech or AMCI, and that you will return to LanzaTech and AMCI, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will AMCI, LanzaTech or any of their respective subsidiaries, security holders, affiliates, representatives, partners, directors, officers employees, advisers, or agents be responsible or liable for any direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Although all information and opinions expressed in this Presentation, including industry and market data obtained from third-party industry publications and sources as well as from research reports prepared for other purposes, were obtained from sources believed to be reliable and are included in good faith, neither AMCI nor LanzaTech has independently verified the information obtained from these sources and cannot assure you of the information's accuracy or completeness. This information is subject to change. Some data are also based on the good faith estimates of LanzaTech and AMCI, which are derived from their respective views of internal sources as well as the independent sources described above. LanzaTech's forward-looking statements related to product performance, product cost and product sales related projections are based upon but not limited to discussions and/or agreements with customers, suppliers, partners and academic research organizations as well as the Company's first commercial scale system built and operating in China. In addition, this Presentation, does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of LanzaTech or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of LanzaTech and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed a recommendation to any party to enter into any transaction or take any course of action. In connection with the Proposed Business Combination, AMCI intends to file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of, AMCI and, after the registration statement is declared effective, AMCI will mail a definitive proxy statement/prospectus relating to the Proposed Business Combination to its stockholders. Shareholders and other interested persons are urged to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information about AMCI, LanzaTech and the Proposed Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Proposed Business Combination will be mailed to stockholders of AMCI as of a record date to be established for voting on the Proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC's website located at www.sec.gov, or by directing a request to AMCI Acquisition Corporation II, 600 Steamboat Road, Greenwich, CT 06830. AMCI, LanzaTech and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from AMCI's shareholders in respect of the Proposed Business Combination and the other matters set forth in the registration statement. Information regarding AMCI's directors and executive officers is available under the heading “Management” in AMCI’s final prospectus used in its initial public offering, which was filed with the SEC and is available free of charge at the SECs website at www.sec.gov, or by directing a request to AMCI Acquisition Corporation II, 600 Steamboat Road, Greenwich, CT 06830. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe”, "may”, "will”, "estimate”, "continue”, “anticipate”, "intend”, "expect”, “should”, "would”, "plan”, “predict”, "potential”, “seem”, “seek”, "future”, “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity, expectations and timing related to the rollout of LanzaTech's business and timing of deployments, customer growth and other business milestones, potential benefits of the Proposed Business Combination and PIPE investment (the "Proposed Transactions"), and expectations relating to the Proposed Transactions. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of LanzaTech's and AMCI's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of LanzaTech and AMCI. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely enter into definitive agreements with respect to the Proposed Transactions or consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the stockholders of AMCI or LanzaTech is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; matters discovered by AMCI or LanzaTech as they complete their respective due diligence investigations of each other; risks relating to the uncertainty of the projected financial information with respect to LanzaTech; risks related to the rollout of LanzaTech's business and the timing of expected business milestones; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive technologies; ability to obtain sufficient supply of materials; the impact of Covid-19; global economic conditions; ability to meet installation schedules; the effects of competition on LanzaTech's future business; the amount of redemption requests made by AMCI’s public stockholders; and those factors discussed in documents AMCI has filed or will file with the SEC, together with the risks described in this Presentation under the heading “Risk Factors.“ Additional risks related to LanzaTech’s business include, but are not limited to: the Company has not yet deployed its technology at scale in commercial deployments; the long bidding and sales cycle in the industry; the success of the project incorporating the Company’s systems, governmental regulation; environmental regulation; most of the Company's sales pipeline is not in the form of definitive agreements; the Company's ability to negotiate and enter into definitive agreements on favorable terms, if at all; construction delays; potential defects in the Company’s systems; whether in the design, manufacturing or assembly or otherwise; the impact of competing technologies; intellectual property-related claims; ability to expand operations internationally: ability to attract and retain qualified personnel; ability to continue to source materials and components locally; ability of the Company's systems to provide favorable economic benefits to customers as compared to competing technologies; and the continued demand for renewable energy. 2

If any of these risks materialize or AMCI‘s or LanzaTech's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither AMCI nor LanzaTech presently know or that AMCI and LanzaTech currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AMCI's and LanzaTech's expectations, plans, or forecasts of future events and views as of the date of this Presentation. AMCI and LanzaTech anticipate that subsequent events and developments will cause AMCI's and LanzaTech's assessments to change. However, while AMCI and LanzaTech may elect to update these forward- looking statements at some point in the future, AMCI and LanzaTech specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing AMCI’s and LanzaTech's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither LanzaTech, AMCI, nor any of their respective affiliates have any obligation to update this Presentation. Use of Projections This Presentation contains projected financial information with respect to LanzaTech. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither AMCI's nor the Company's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by AMCI with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, adjusted EBITDA, adjusted EBITDA – invested capital, EBITDA margin, EBITDA / Capex, EV / EBITDA and EV/ Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP"). AMCI and LanzaTech believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to LanzaTech's financial condition and results of operations. LanzaTech's management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. AMCI and LanzaTech believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing LanzaTech's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in LanzaTech's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review LanzaTech's summary unaudited financial information included in this presentation and LanzaTech’s audited financial statements, which will be included in the registration statement and proxy statement to be filed with the SEC. See “Non-GAAP Reconciliations” for reconciliations of estimated historical non-GAAP financial measures to their most directly comparable measure calculated in accordance with GAAP. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of AMCI, LanzaTech, and other companies, which are the property of their respective owners. The use or display of third parties· trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with AMCI or LanzaTech, or an endorsement or sponsorship by or of AMCI or LanzaTech. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that LanzaTech or AMCI will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Conflicts of Interest In addition, Goldman Sachs, LLC ("Goldman Sachs") is engaged as financial advisor to LanzaTech in connection with the Proposed Business Combination, and certain executives of Goldman Sachs hold equity securities of LanzaTech, which will be converted into shares of common stock of AMCI in the transaction. As a result, it is possible that Goldman Sachs and its affiliates and representatives may be or may be perceived as being adverse to the interests of LanzaTech or AMCI in the context of the placement or otherwise. None of Goldman Sachs and its affiliates and representatives will be under any obligation or duty as a result of Goldman Sachs' engagement as placement agent to take any action or refrain from taking any action, or to exercise or not exercise any rights or remedies, that they may otherwise be entitled to take or exercise in respect of any such investment or Goldman Sachs· engagement as financial advisor to LanzaTech. Preliminary Financial Information LanzaTech reports its financial results in accordance with U.S. generally accepted accounting principles. All projected financial information and metrics in this presentation are preliminary. These estimates are not a comprehensive statement of LanzaTech’s financial position and results of operations. There is no assurance that LanzaTech will achieve its forecasted results within the relevant period or otherwise. Actual results may differ materially from these estimates as a result of actual year-end results, the completion of normal year-end accounting procedures and adjustments, including the execution of LanzaTech’s internal control over financial reporting, the completion of the preparation and management’s review of LanzaTech’s financial statements for the relevant period and the subsequent occurrence or identification of events prior to the issuance of its financial results for the relevant period. Disclaimer The Presentation (Together with Oral Statements Made in Connection Herewith) 3

◼ LanzaTech shareholders to roll over 100% of their equity ◼ AMCI II (NASDAQ:AMCIU) has ~$150mm of cash in trust ◼ PIPE of ~$130mm as of March 7, 2022, sourced from existing investors, commercial partners, and new investors ◼ LanzaTech adds operating cash balance of $85mm projected as of March 31, 2022 ◼ ~$320mm cash on the balance sheet pro forma from transaction2 to fund growth ◼ Pre-money enterprise value of ~$1.7bn ◼ Attractive valuation versus synthetic biology, sustainable materials / fuels, and decarbonization peers ◼ World’s first public carbon capture and transformation company (“CCT”) Nimesh Patel CEO & Director Brian Beem President & Director 4 Dr. Jennifer Holmgren CEO & Director Geoff Trukenbrod Chief Financial Officer AMCI has Identified LanzaTech as a Market Leader in the CarbonTech Ecosystem Source: LanzaTech management 1Business Combination Agreement requires minimum net proceeds of $250mm to close. 2Reflects SPAC and PIPE proceeds, assuming no redemptions, and projected balance sheet cash as of 31-Mar-2022, and is stated net of transaction fees, and does not include any further Projected Financing. Key Company Highlights Pro Forma Capital Structure1 Presenters Transaction Value Established CarbonTech company transforming carbon emissions to sustainable materials and sustainable aviation fuel (“SAF”) ◼ Disruptive synthetic biology (synbio) platform integrated with proven engineering and commercial- scale operations Profitable, scalable decarbonization solution for industrial sectors today ◼ 2 commercial plants operating ◼ 7 additional plants under construction Capital-light, recurring revenue licensing model Rapidly growing demand for CarbonSmart™ chemicals from leading consumer brands and SAF from global airlines Founding shareholder of LanzaJet, a leading SAF company spun out in 2020 and backed by British Airways, Mitsui, Shell, and Suncor Blue-chip commercial partners and investors Exceptional management team with proven execution capability

LanzaTech Captures Carbon and Transforms it into Sustainable Products 5

From waste . . .

. . . to products

Being CarbonSmart™


Materials
Fuels
Chemicals
Protein
Solvents
Fragrances
Monomers
Polymers
~2 tons
of CO_2 removed per ton of CarbonSmart™ product made[1]

In a CarbonSmart™ world, carbon waste is transformed to nearly everything we use in our daily lives

LanzaTech generates profitable ROIs for partners, accelerating adoption of CarbonSmart™

Products with CarbonSmart™



$1T Addressable Market[2]

Potential for **>1 billion** tons/year of product from waste feedstocks

[1] LanzaTech management; [2] Per Grand View Research (2019), Allied Market Research (2018), The Business Research Company (2019), Technavio (2019), Fortune Business Insights (2019) and Knowledge Sourcing Intelligence (2020).

LanzaTech
8

LanzaTech’s Unique Transformation Process FUELS MATERIALS PROTEIN CLEAN UP GASIFICATION COMPRESSION SEPARATION STORAGE FERMENTATION AGRICULTURAL & MUNICIPAL WASTE INDUSTRIAL OFF-GAS ELECTROLYSIS & DIRECT AIR CAPTURE THE LANZATECH PROCESS

Market Opportunity 1

¹ Climate Watch, The World Resources Institute, Global Change Data Lab; data as of 2016. ² Per Grand View Research (2019), Allied Market Research (2018), The Business Research Company (2019), Technavio (2019), Fortune Business Insights (2019) and Knowledge Sourcing Intelligence (2020). $1 Trillion Addressable Annual Market² Mandated markets and consumer demand Mandated need to reduce emissions 12 Gigatons of carbon emissions emitted1 Industrial Consumer 11 Proven Technology at the Nexus of Two Mandated Markets

Coalition Notable Companies Represented SAF Target 10% by 2030 30% by 2030 30% by 2035 Companies Committed Sustainable Aviation Fuels Market Opportunity In order to reach expected 2030 SAF demand, global SAF capacity must achieve an 87% CAGR “SAFs are the only viable near-term option to decrease emissions in the aviation sector, as they are compatible with current aircraft engines and fueling infrastructure and can power flights with no distance limits” (McKinsey & Company)1 1 McKinsey & Company, Critical insights on the path to a net-zero aviation sector. 2 2020 and 2025 numbers from the International Air Transport Association. 2030, 2035 and 2040 numbers are assumed as 10%, 20% and 30% of global jet fuel demand, respectively. 3 World Economic Forum, Clean Skies for Tomorrow 2030 Ambition Statement 4 World Economic Forum, Clean Skies for Tomorrow Insight Report Mandated Global Jet Fuel Demand (billion gallons per year) SAF Market Demand Drivers Select SAF Corporate Commitments 12 2 3 4

LanzaTech Provides a Profitable Pathway to Solving Heavy Industries' Carbon Problem

Addressing industrial carbon emissions while preserving trillions of dollars of existing infrastructure

~25% *global greenhouse gas emissions are from heavy industries*[1]

Among CCT solutions, LanzaTech is ready now and cost effective

	Profitable to CO_2 Emitter	Ability to Use Existing Infrastructure	Carbon Captured / Avoided	Commercially Available
LanzaTech	✓✓✓	✓✓✓	✓✓✓	✓✓✓
Purchase Offsets	×	✓✓✓	×	✓✓✓
Pay Penalties	×	✓✓✓	×	✓✓✓
Sequester	×	✓✓	✓✓✓	✓
Future Technologies	?	?	✓✓✓	×

Source: LanzaTech management, [1]Climate Watch, The World Resource Institute, Global Change Data Lab; data as of 2016

LanzaTech
13

Global Fortune 500 Partners Deploying LanzaTech's Technology

Key Partners

~$800mm invested by world class partners deploying LanzaTech's technology, resulting in expected product capacity of ~600,000 mtpa (200 million gallons/year)

Partner	Role	Description
ArcelorMittal	LT, Commercial Plant Partner	LanzaTech technology deployed globally
Shougang LanzaTech	Commercial Plant Partner	Additional plants under construction; technology rollout across China
Mitsui & Co.	LT, LanzaJet, Commercial Plant Partner	Commercial project investor, including in SGLT plants, and offtaker
BASF	LT	Strategic partner for new LanzaTech chemicals
Sekisui	LT, Commercial Plant Partner	Building LanzaTech's first commercial MSW conversion facility; plans for deployment across Japan
Suncor Energy	LT, LanzaJet, Commercial Plant Partner	Active technology and project development partner
IndianOil	LT, Commercial Plant Partner	Building first refinery off-gas plant; plans for broad deployment
Sinopec	LT, Commercial Plant Partner	Partner for chemicals commercialization and deployment

LT — LanzaTech Investor; LanzaJet Investor; Commercial Plant Partner

Source: LanzaTech management

LanzaTech
14

LanzaTech's Network of Trusted Investors and Partners Range from Industrial Emitters to Aviation Companies and Consumer Brands

Over $500M Raised from World Class Investors

khosla ventures, IndianOil, NZ SUPERFUND, K1W1, SUNCOR ENERGY, PETRONAS, ArcelorMittal, BASF, CITIC CAPITAL 中信資本, MITSUI & CO., novo holdings, SINOPEC, QIMING

"We have worked with LanzaTech for several years, know their leadership team well and understand the potential of their technology and **the role it can play in not only helping us to decarbonize, but also in producing valuable products from our carbon bearing gases which can help the decarbonization of other sectors.** Extending our relationship through this investment was therefore a natural next step and **we are very pleased to now have an excellent CCU technology company within our XCarb™ innovation fund portfolio.**"

*Pinakin Chaubal, **ArcelorMittal***
Chief Technology Officer

ArcelorMittal

"The integration of LanzaTech's gas fermentation technology into BASF's Verbund **enables us to take an important step towards a carbon-neutral circular economy**."

*Dr. Detlef Kratz, **BASF***
President R&D at BASF

BASF

"**The LanzaTech process is important because this fuel takes waste, carbon-rich gases from industrial factories and gives them a second life** – so that new fossil fuels don't have to be taken out of the ground. This flight is a huge step forward in making this new technology a mainstream reality."

*Sir Richard Branson, **Virgin Atlantic***
Founder of Virgin Group, following the first commercial flight using SAF from steel mill emissions virgin atlantic

"We are **capturing emissions before they pollute our atmosphere** and are at the same time **moving away from fossil-based materials.**"

*Caspar Coppetti, **On***
Co-Founder and Executive Co-Chairman

Source: Bloomberg, company filings

LanzaTech
15

Company and Technology Overview 2

LanzaTech Leadership

Who We Are



Jennifer Holmgren
CEO & Director

Honeywell UOP



Sean Simpson
CSO, Co-Founder, & Director

Over 20 publications and 200 patents



Geoff Trukenbrod
CFO

Sterling Partners
aginity
2012



Mark Burton
General Counsel

ashurst
chapman tripp



Claudio Bertelli
VP, Business Development

Honeywell UOP
Mossi Ghisolfi Group



Freya Burton
Chief Sustainability Officer

University of Cambridge



Julie Zarraga
VP, Engineering

Merichem
Honeywell UOP



Johanna Haggstrom
VP, Chemicals & HydrocarbonTech

Halliburton

35 patents, applications, and publications



Rob Conrado
VP, Engineering Design and Development

arpa-e



Jimmy Samartzis
CEO, LanzaJet

LanzaJet
United

Our DNA

Process Integration & Commercialization

Refining, Aviation & Biotech

150+ years Management Experience

LanzaTech 17

Poised for Growth: 17 Years of Intellectual Property Development and Technology Commercialization

ZARA · Virgin Atlantic · COTY · lululemon · Unilever · On · L'ORÉAL · Mibelle · M · TotalEnergies · BOEING

Market is Ready for LanzaTech

Demonstrated market and regulatory need for decarbonization solutions

LanzaTech recognized as carbon capture and transformation leader

Innovate and Capitalize on Market Inflection

Foundation Built: Fully Commercialized

Proven, scalable, profitable
Multiple pilot, demo, and commercial deployments

World class biology
Synbio and AI expertise

Intellectual property moat
+1,115 issued patents, global reach

Market and partners
CarbonSmart™ products and SAF supply with top brands



LanzaJet


SHOUGANG

ArcelorMittal

IndianOil

SEKISUI

Source: LanzaTech management

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18

Broad Technology Platform with Patent Protection Forms Competitive Moat

Upstream Patents	Core Synthetic Biology & Fermentation Patents		Downstream Product Portfolio Patents
Feedstocks and characterization	Chassis Strains	Equipment Design	Product Recovery
Gasification integration with fermentation	Expression Strategies	Process Controls	Catalytic Products
Electrolysis for use of CO_2 in LT process	Enzyme Pathways	Biological Products	Secondary Fermentations
Gas Conditioning	Genetic Tools	Integrations	Nutrition Applications

100 Potential Chemicals Identified



3-hydroxypropionate
Acetic Acid
Butyric acid
1,3-BDO (R,S,mix)
Lactic acid
3-HB (R,S,mix)
Citramalic Acid
PHB
Alanine
Ketovaleric acid
Ethanol
Isopropanol
MEG
2,3-BDO (RR,meso,mix)
Mevalonic Acid
1,3-PDO (R,S,mix)
Methionine
Butylene
Acetone
2-HB
Succinic acid
4-HB
C6-C14 Hydroxyacids
2-HIBA
Ketoglutate
C6-C14 Alkylmalates
Isoleucine
Leucine
1,3-BDO (R,S,mix)
Isoprene
C6-C14 Alcohols
n-butanol
FAEE
FABE
Phenyl ethanol

LanzaTech has over 1,115 patents granted worldwide with over 470 pending

LanzaTech
19

LanzaTech Offers Carbon Negative Products Today With Inevitable Improvement Over Time

Sustainable Aviation Fuel
With LanzaJet Process



g CO2e/MJ
89
14
LanzaTech
with renewable energy
Fossil Equivalent1
LanzaTech
with biogas feedstock
-10

Monoethylene glycol (MEG)
As a chemical intermediate



kg CO2e/kg product
2.1
LanzaTech
from offgas
LanzaTech
with renewable energy
Fossil Equivalent2
-0.2
-0.8

Renewable Energy

Further reduces carbon intensity of LanzaTech process and products

Carbon Negative Feedstocks

Enable increasingly negative product carbon intensity

Net Zero Economy

Enabled by LanzaTech products

[1] ICAO Sustainable Aviation Fuels Guide, Version 2, December 2018, Page 6; [2] The ecoinvent database, version 3

LanzaJet: The Leading SAF Platform 21 LanzaJet Overview Key Investors SAF from Carbon Emissions Patented Process and ASTM Approved Complementary Technology to LanzaTech LanzaTech Ownership 25%, Path to Majority through IP Contribution

Carbon Emissions to Sustainable Aviation Fuels 22 Water Ethylene Ethanol Jet Diesel Source: LanzaTech management Low Cost Process Abundant, Waste-based Feedstock Competitive Waste-to-SAF Solution With opportunity to utilize existing ethanol supply today

Direct Conversion of CO2 Net Zero Aviation requires closing the emissions cycle Direct conversion of CO2 to SAF is possible today 23 Coupling direct CO2 conversion with Direct Air Capture fully closes the aviation fuel cycle

SAF Competitive Landscape

SAF Key Competitors

NESTE

VELOCYS

Fulcrum BIOENERGY

gevo

LanzaTech
+
LanzaJet

Significant competitive advantages from joint process

- **Lowest Cost Process**[1]
- **Direct CO_2 Feedstock Use**
- **High Potential Jet Yield (90%)**[2]
- **Abundant Low-cost Feedstocks**
- **Non-food Based**
- **Multiple Global Plants in Development**

[1] As compared to Gasification + Fischer-Tropsch and hydro-processed esters and fatty acids (HEFA) [2] Source: LanzaTech Management

Synthetic Biology: LanzaTech’s Toolkit to Redefine the Chemicals Industry LanzaTech is the first to unlock anaerobic microbes as chassis organisms and has a complete toolkit in house to engineer new products AI and Modeling Strain Construction Automation DRAFT 25

Leading Synbio Company Transforming Waste to Products

LanzaTech's Differentiated Platform Allows it to Use Multiple Non-Food Feedstocks

	Market Cap[1]	Product Identification	Microbe Design	Commercial Operations	Feedstock Capability
LanzaTech		✓	✓	✓	Steel and Ferroalloy Gas, MSW, Refinery Gas, Biomass, CO_2, Biogas
novozymes	$18.0B	✓	✓	✓	Sugar, Biomass
amyris	$1.6B	✓	✓	✓	Sugar
GINKGO BIOWORKS THE ORGANISM COMPANY	$6.4B	✓	✓	✓[2]	Sugar
zymergen	$0.4B	✓	✓	×	Sugar

Steel and Ferroalloy Gas | MSW | Refinery Gas | Biomass | CO_2 | Biogas | Sugar

Why LanzaTech

1. Differentiated End-to-End Capability
2. Enables Expansion to Sustainable Materials Using Already-sourced Carbon
3. Compatible With Installed Commercial Gas Fermentation Infrastructure
4. Successful, At-Scale Piloting of First Key Molecules Complete with Hundreds Under Development

Source: LanzaTech management, Capital IQ, Bloomberg; [1] market data as of 02-Mar-2022; [2] Via their ownership / relationship with Genomatica

LanzaTech
26

Growth Opportunity 3

LanzaTech CCT Commercial Deployment Status

2 Commercial Plants Operating, 7 Plants Scheduled to Complete Construction in 2022, and 7 Additional Plants in Engineering

Operating

Construction

Engineering

Feedstocks Represented

- Steel and Ferroalloy Gas
- MSW
- Refinery Gas
- Biomass
- Biogas

Regions Represented

- North America
- Europe
- Asia
- Oceania

Partner Investment

~$800 million

Estimated Total Installed Capacity[1]

~600,000 mtpa (200 million gpy)

Anticipated Carbon Captured Annually[1]

~1,000,000 tonnes

Source: LanzaTech management. [1] Represents capacity and carbon captured by all plants above.

28

Global Impact Steel and Ferroalloy Gas MSW Refinery Gas Biomass Biogas 29

Current Engagements Represent ~$7.0bn Revenue Opportunity[1]


7
Construction
7
Engineering
36
Feasibility Study
30
Active Customer Engagements with Positive Technoeconomic Analysis Results

Source: LanzaTech Management

Note: Based on all active projects in the pipeline advancing through each project development stage. Lifetime revenue includes all one-time and recurring revenue based on a 20-year useful project life. Some projects in construction are pilot or smaller capacity opportunities. [1] Revenue opportunity represents lifetime revenue from a customer.

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30

Co-Development Strategy Focused on Meeting Rapidly Growing Needs for CarbonSmart™ Materials and SAF

- LanzaTech has a **committed co-development initiative** to deploy ~$85mm (~5% of total capital required for those projects) across identified projects, and will look to invest up to another ~$150mm opportunistically
- Plants will provide much-needed supply for the **massive, immediate, and rapidly growing demand** from CarbonSmart™ and SAF customers



Increased Volumes from Diversified Feedstocks and Geographies
Increased CarbonSmart™ and SAF Availability
Accelerant to Licensing Business

800k MT
(270 million gallons)
Potential supply for SAF and CarbonSmart™ materials from these projects[1]

5,000k MT
(1.8 billion gallons)
Massive Demand Opportunity from LanzaJet alone by 2030

7
Co-Development project opportunities identified

Source: LanzaTech management, [1] Named and unnamed projects

LanzaTech
31

Key Investment Highlights Attractive entry valuation enabling opportunity to invest in a first of a kind CarbonTech company decarbonizing heavy industry, aviation, and consumer supply chains LanzaTech will be the first carbon capture and transformation company to go public enabling industrial companies to make money from emissions and consumer brands to decarbonize supply chains Clear track record of successfully deploying patented carbon capture and transformation (CCT) technology driving revenue growth in a massive global TAM supported by macro tailwinds CCT market leader built on the foundation of a world class synthetic biology platform delivering value at each stage of technology deployment, and providing significant recurring revenues Capital-light, licensing model generating attractive returns Profitable plant-level economics expected to drive technology deployment and accelerate growth 32

33

Economics and Financial Overview 4

Business Model

Integrated and Complementary Business Model



Joint Development & Contract Research
Licensing of CCT Technology
LT
CarbonSmart™ Marketing

Joint Development & Contract Research

- Leverages LanzaTech's synthetic biology, AI, and machine learning expertise to develop new products
- Expands addressable product markets and drives demand for CCT facilities
- Facilitates LanzaTech's continued investment in disruptive synthetic biology platform

Licensing of CCT Technology

- Combination of one-time and recurring revenues to deploy LanzaTech carbon capture and transformation (CCT) plants
  - One-time revenues - equipment, engineering and startup services
  - Recurring revenues - royalties, microbes and media sales, and software licensing

CarbonSmart™ Marketing

- Offtake from CCT plants to supply brands with sustainable products
- Upgrade products with conversion partners into a huge variety of drop in polymers, materials, and fuels

Source: LanzaTech management

LanzaTech
35

LanzaTech Unit Level Economics ($ in millions) Source: LanzaTech management. Plant economics vary by region, size, feedstock, etc. The above is intended to be exemplary of the unit economics of plants that are currently being engineered or constructed ◼ Each carbon capture and transformation plant generates a combination of both one-time and recurring cash flows to LanzaTech — One-Time Cash Flows: Engineering Services, Startup Services, and Equipment Sales — Recurring Cash Flows: Royalties from Licensing, Microbes & Media, Monitoring & Software, and CarbonSmart™ related marketing fees Expected Plant Level Revenue to LanzaTech Expected Plant-Level EBITDA to LanzaTech One-Time Revenue / EBITDA Recurring Revenue / EBITDA …… 90% Recurring Revenue 98% Recurring EBITDA $ 4 $ 8 $ 8 $ 8 90% $ 2 $ 10 $ 6 10 % Year T - 2 Year T - 1 Year 0 Year 1 Year 2 Year 20 Years 1-20 $ 3 $ 7 $ 7 $ 7 98% $ 1 $ 2 $ 1 2 % Year T - 2 Year T - 1 Year 0 Year 1 Year 2 Year 20 Years 1-20 36

Customer Unit Level Economics

- Plant economics vary by region, feedstock, and chosen product
- **Economics are expected to be attractive** for plant sponsor, **exclusive of the benefit of carbon emission reductions**
- Further upside to plant economics from:
  - **Feedstock costs represent up to 40% of cost structure; as cost of carbon increases, this is expected to decrease substantially**
  - Price of carbon abated is excluded
  - Direct production of higher value chemicals

LanzaTech's 1st customer is building its 4th plant

Expected Carbon Transformation Plant Economics

Plant Level Data

Production (mtpa / million gpy)	50,000 / 16.7
Carbon Captured (mtpa)	~100,000
Project CapEx ($mm)	$150

Potential avoided cost of $10mm per annum to the plant assuming a carbon price of $100/mt

	Current ($/mt)	Carbon Upside ($/mt)
Revenues	**$1,115**	**$1,115**
Feedstock Costs	$(250)	+$100
OpEx Costs	$(375)	$(375)
Total Cash Costs	**$(625)**	**$(275)**
Cash Margin	**$490**	**$840**
Gross Cash Margin ($mm per year)	**$25**	**$42**

Source: LanzaTech management; the Company expects to continue to innovate around its platform technology in order to reduce operating expense and capital expenditures, but those innovations are not reflected in these estimates.

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37

Existing Revenue Generating Customers Provide Robust Near-Term Revenue Coverage

2022E Revenue Visibility ($mm)



Based on existing customers
$ 33
$ 76
$ 65
~50% of projected revenue
2.4x coverage on remaining ~50% of revenue target
Revenues from Existing Contracts[1]/ Other Expected Revenue[2]
Pipeline Revenue
2022E Revenue

2023E Revenue Visibility ($mm)



$ 69
$ 219
$ 178
~40% of projected revenue
2.0x coverage on remaining ~60% of revenue target
Revenues from Existing Contracts[1]/ Other Expected Revenue[2]
Pipeline Revenue
2023E Revenue

Source: LanzaTech management

[1] *Revenues from existing contracts reflect both i) contracts with fixed pricing and volumes and ii) contracts with fixed pricing terms but where volumes are not actually committed and are dependent on counterparty activity. Also, these amounts include certain one-time and other revenues that are dependent on project construction or project starts, the timelines for which are not certain and could potentially be delayed.*

[2] *Other expected revenue reflects projects which are in the process of contracting or have verbal commitments.*

LanzaTech
38

LanzaTech Projected Financial Profile

($ in millions)

Revenue Projections



One-Time Revenue[1]
Recurring Revenue[2]
$ 26
$ 24
$ 2
$ 65
$ 58
$ 7
$ 178
$ 155
$ 23
$ 436
$ 383
$ 53
$ 701
$ 183
$ 518
$ 966
$ 338
$ 629
2021E
2022E
2023E
2024E
2025E
2026E

	2021E	2022E	2023E	2024E	2025E	2026E
% Growth:	NM	249 %	273 %	245 %	161 %	138 %

Adjusted EBITDA Projections



$(44)
$(38)
$(4)
$ 80
$ 251
$ 426
2021E[3]
2022E
2023E
2024E
2025E
2026E

	2021E	2022E	2023E	2024E	2025E	2026E
% Margin:	NM	NM	NM	18 %	36 %	44 %

Invested Capital: Co-Dev & Capex Projections



PP&E
Committed Co-Dev Capital
Expected Co-Dev Capital
$ 6
$ 38
$ 20
$ 3
$ 15
$ 82
$ 34
$ 33
$ 15
$ 171
$ 95
$ 54
$ 22
$ 43
$ 20
$ 20
$ 3
$ 23
2021E
2022E
2023E
2024E
2025E
2026E

	2021E	2022E	2023E	2024E	2025E	2026E
% of Rev:	24 %	58 %	46 %	39 %	6 %	2 %

Adjusted EBITDA – Invested Capital Projections



$(50)
$(76)
$(86)
$(91)
$ 208
$ 403
2021E[3]
2022E
2023E
2024E
2025E
2026E

	2021E	2022E	2023E	2024E	2025E	2026E
% of EBITDA:	NM	NM	NM	NM	83 %	95 %

Source: LanzaTech management

Note: Adjusted EBITDA adds back stock-based compensation and includes LanzaTech's share of LanzaJet's Net Income.

[1] Includes project start revenue, Grants & JDA revenue, dividends and LanzaTech's share of LanzaJet's Net Income. [2] Includes recurring revenue and CarbonSmart™ revenue [3] This projected financial information is preliminary. See "Preliminary Financial Information" above. See also "Non-GAAP Reconciliations" for a reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated in accordance with GAAP.

LanzaTech
39

Projected Need to Fund Growth ($ in millions) Source: LanzaTech management 1 Assumes no AMCI stockholder redemptions. 2022E figure excludes $30mm attributable to ArcelorMittal Safe note investment in December 2021, which will convert (and be part of) PIPE proceeds. 2 Assumes Projected Financing. Cash Flow Projections ◼ 2022 Investment in carbon capture transformation plant rollout expected to accelerate growth ◼ 2023 – 2024 Adjusted EBITDA nears breakeven in 2023, with positive adjusted EBITDA expected to begin in 2024 ◼ 2025 Continued strong adjusted EBITDA growth and reduced capex spending expected to drive significant positive free cash flow generation ◼ 2026 Significant increase in operating and net cash flow as business scales 40 2022E 2023E 2024E 2025E 2026E Total Cash Flow from Operations CFO (excl. Working Capital) $(48) $(4) $ 65 $ 184 $ 328 $ 525 Net ∆ in Working Capital (10) (30) (45) (60) (42) (186) Total Cash Flow from Operations $(58) $(34) $ 20 $ 124 $ 287 $ 339 Cash Flow from Investing Purchases of Property $(20) $(33) $(22) $(20) $(23) $(117) Net Co-Development (17) (45) (137) 18 60 (121) Total Cash Flow from Investing $(36) $(78) $(159) $(1) $ 37 $(238) Cash Flow from Financing Equity Contribution (Net)¹ $ 205 $ 0 $ 0 $ 0 $ 0 $ 205 Projected Financing2 $ 120 $ 0 $ 0 $ 0 $ 0 $ 120 Total Cash Flow from Financing $ 325 $ 0 $ 0 $ 0 $ 0 $ 325 Total ∆ in Cash $ 231 $(112) $(139) $ 123 $ 324 $ 426 Ending Cash Balance 359 247 108 230 554

Transaction Overview 5

Detailed Transaction Overview ~$1.8bn Enterprise Value | ~$130mm PIPE as of March 7, 2022 Source: LanzaTech management Note: AMCI has agreements to sell ~20% of the Founders’ Shares to anchor investors subject to certain conditions. 1Business Combination Agreement requires minimum net proceeds of $250mm to close 2Excludes interest earned in the trust. SPAC cash amount subject to change depending on the actual interest earned. Assumes no redemptions from AMCI stockholders. 3Equity rollover calculated as pre-money valuation of $1.7bn plus estimated pre-transaction net cash position of $85mm as of 31-Mar-2022, plus $32mm of aggregate assumed warrant exercise price and aggregate company options exercise price. 4 PIPE size of ~$130mm as of March 7, 2022. 5Assumes a Projected Financing. 6Assumes pre-transaction net cash position of $85mm as of 31-Mar-2022. 7 Pro forma ownership based on $10.00 per share. Assumes no redemptions from AMCI stockholders. Assumes PIPE size of $130mm. Excludes impact of 3.5mm private warrants and 7.5mm public warrants. 8 Reflects SPAC and PIPE proceeds, assuming no redemptions, expected existing balance sheet cash, and is stated net of transaction fees, and does not include a further Projected Financing. Transaction Highlights Process Description Cash Sources ◼ AMCI II has ~$150mm cash held in trust ◼ PIPE of ~$130mm as of March 7, 2022 sourced from a diverse investor base1 Valuation ◼ ~$1,815mm EV with strong balance sheet Capital Structure ◼ ~$320mm cash on the balance sheet (assuming no redemptions) to fund growth and expansion8 Pro Forma Ownership at $10.00/share 43 Sources and Uses Sources Uses SPAC Cash2 $ 150 Equity Rollover3 $ 1,817 PIPE Investors4 130 Cash to Balance Sheet 355 Projected Financing5 120 Illustrative Fees & Exps. 45 Equity Rollover3 1,817 Total Sources $ 2,217 Total Uses $ 2,217 Pro Forma Capitalization⁵ Pre-Money Equity Value $ 1,817 (+) SPAC Shareholders 150 (+) PIPE Shareholders4 130 (+) Founder Shareholders 38 (+) Projected Financing5 120 Post-Money Equity Value $ 2,255 (+) Debt 0 (-) Cash6 (440) Pro Forma Enterprise Value $ 1,815 Pro Forma Ownership7 Ownership Breakdown Shares (mm) % $mm Existing LanzaTech Shareholders 181.7 81% $1,817 AMCI II Investors 15.0 7 150 PIPE Investors4 13.0 6 130 Founders' Shares 3.8 2 38 Projected Financing5 12.0 5 120 Equity Ownership 225.5 100% $2,255

Identifying the Comparable Universe: LanzaTech is a Global Leader in Sustainable Materials and Fuels Key Criteria for Defining Best Comps Comparable Universe ◼ Recognized adjacent industry leaders ◼ Huge addressable markets ◼ High-growth financial profile ◼ Disruptive technologies ◼ No perfect public comp available ◼ Investors will triangulate across various leading Sustainable Materials Peers, Synthetic Biology Companies, and Disruptive Decarbonization Enabling Companies ◼ Market will focus on predictability of business, long- term growth, margin profile, and defensibility of competitive moat Decarbonization Enablers Synthetic Biology Sustainable Materials / Fuels 44

0% 5% 10% 15% 20% 25% 30% 35% 40% 0 x 1 x 2 x 3 x 4 x 5 x 6 x 7 x 8 x 9 x 10 x 2025E EBITDA Margin 2025E EBITDA / Capital Expenditures Synthetic Biology Sustainable Materials / Fuels Decarbonization Enablers Financial Benchmarking Source: LanzaTech management, Public disclosures, Capital IQ, Bloomberg and IBES Estimates; market data as of 02-Mar-2022 Note: LanzaTech Adjusted EBITDA adds back stock-based compensation and includes LanzaTech’s share of LanzaJet’s Net Income. EBITDA measures may not be directly comparable between companies presented. 2025E EBITDA / Capital Expenditures | 2025E EBITDA Margins (0x, 51%) 45

274.2 x 187.2 x 145.6 x 53.7 x 20.0 x 11.5 x 10.0 x 8.6 x NM NM NM DNA ACC CHPT PLUG NYZM STEM NESTE AMRS ORGN GEVO ITM Lanza : 22.8 x 15.3 x 7.5 x 6.6 x 5.3 x 4.8 x 3.4 x 1.7 x 1.6 x 1.5 x 1.2 x 0.8 x ITM GEVO NYZM PLUG DNA CHPT ORGN AMRS NESTE ACC STEM Lanza : 2.6 x 31.1 x 20.7 x 8.0 x 7.7 x 7.3 x 7.2 x 5.0 x 2.7 x 2.1 x 1.5 x 1.0 x ITM GEVO PLUG DNA ORGN NYZM CHPT ACC AMRS NESTE STEM Lanza : 4.2 x 96.5 x 47.3 x 31.2 x 18.2 x 17.4 x 14.7 x 13.9 x 10.0 x 6.2 x 5.7 x 5.5 x ITM CHPT PLUG NYZM DNA GEVO ACC NESTE ORGN STEM AMRS Lanza : 7.2 x Peer Benchmarking Relative EV / Revenue and EV / EBITDA Valuations Source: Public disclosures, Capital IQ, Bloomberg and IBES Estimates; market data as of 02-Mar-20221 Note: Assumes Enterprise Value for LanzaTech of $1,815mm. LanzaTech Adjusted EBITDA adds back stock-based compensation and includes LanzaTech’s share of LanzaJet’s Net Income. EBITDA measures may not be directly comparable between companies presented. EV / 2024E Revenue EV / 2025E Revenue EV / 2024E Adjusted EBITDA EV / 2025E Adjusted EBITDA Synthetic Biology Sustainable Materials / Fuels Decarbonization Enablers 46 Median Synthetic Biology 7.2 x Sustainable Materials/Fuels 7.3 Decarbonization Enablers 5.0 Median Synthetic Biology 4.8 x Sustainable Materials/Fuels 1.7 Decarbonization Enablers 3.4 Median Synthetic Biology 17.4 x Sustainable Materials/Fuels 10.0 Decarbonization Enablers 31.2 Median Synthetic Biology 20.0 x Sustainable Materials/Fuels 10.0 Decarbonization Enablers 99.7

$ 2,005 $ 3,851 $ 7,307 $ 1,815 $ 3,007 $ 4,853 $ 8,309 Implied Transaction Value Sustainable Materials/Fuels Synthetic Biology Decarbonization Enablers Fully Distributed Enterprise Value Sensitivities ($ in millions) Source: LanzaTech management, Bloomberg, Capital IQ, and company disclosures; market data as of 02-Mar-2022 Note: Midpoint based on LanzaTech peer median. Peer median excludes negatives. 8.0x-12.0x Midpoint ∆ 38 % Enterprise Value / 2025E EBITDA 15.4x-19.4x Midpoint ∆: 140% 29.2x-33.2x Midpoint ∆: 330% 47

Pro Forma Ownership Analysis at Various Trading Prices ($ in millions, except per-share data) Source: LanzaTech management, AMCI II disclosure Note: Assumes no redemptions. Warrant dilution calculated using Treasury Stock Method 1 PIPE size of $130mm as of March 7, 2022. 2 Assumes Projected Financing. 3Assumes investor entry price of $10/share. 4 Includes public common shares and public warrants. , 48 Share Price $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 SPAC Public Shares 15 15 15 15 15 15 15 15 SPAC Public Warrants -- -- -- 0 1 2 3 3 SPAC Founder Shares 4 4 4 4 4 4 4 4 SPAC Founder Warrants -- -- -- 0 1 1 1 1 PIPE Shareholders1 13 13 13 13 13 13 13 13 Projected Financing2 12 12 12 12 12 12 12 12 Previous Owners and Management Rollover Equity 182 182 182 182 182 182 182 182 Post-Money Equity Value $1,353 $1,804 $2,255 $2,711 $3,184 $3,657 $4,130 $4,603 Implied Returns ($mm) Illustrative IPO Investor 1-Year Return3,4 (40%) (20%) -- 23% 53% 83% 113% 143% Illustrative PIPE Investor 1-Year Return3 (40%) (20%) -- 20% 40% 60% 80% 100% SPAC Founder Gain ($s) $19 $27 $34 $43 $58 $72 $87 $101 Illustrative Founder 1-Year Return 543% 757% 971% 1,236% 1,650% 2,064% 2,479% 2,893% Implied Ownership $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 SPAC Public Stockholders 6.7% 6.7% 6.7% 6.8% 7.2% 7.5% 7.7% 7.9% SPAC Founder 1.7% 1.7% 1.7% 1.7% 1.9% 2.1% 2.2% 2.3% PIPE Shareholders1 5.8% 5.8% 5.8% 5.8% 5.7% 5.7% 5.7% 5.6% Projected Financing2 5.3% 5.3% 5.3% 5.3% 5.3% 5.3% 5.2% 5.2% Legacy LanzaTech Owners & Mgmt. 80.6% 80.6% 80.6% 80.4% 79.9% 79.5% 79.2% 79.0% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Implied Dilution from Promote & Founder Warrants 1.7% 1.7% 1.7% 1.7% 1.9% 2.1% 2.2% 2.3%

49 Appendix 6

Consolidated Balance Sheet (In Thousands, except share and per share data) 50 As of December 31, 2020 Assets Current Assets: Cash and Cash Equivalents $ 60,909 Trade and Other Receivables, Net of Allowance Balance of $1,325 5,521 Contract Assets 6,064 Other Current Assets 3,973 Total Current Assets $ 76,467 Property, Plant and Equipment, Net $ 11,609 Right of Use Assets 6,365 Equity Method Investments 16,271 Other Non-current Assets 1,200 Total Assets $ 111,912 Liabilities, Contingently Redeemable Preferred Equity, and Shareholders’ Deficit Current Liabilities: Accounts Payable $ 1,147 Other Accrued Liabilities 2,775 Contract Liabilities 5,480 Accrued Salaries and Wages 3,492 Current Lease Liabilities 1,618 Current Portion of Long-term Debt 570 Total Current Liabilities $ 15,082 Non-current Lease Liabilities $ 5,334 Non-current Contract Liabilities 11,291 Long-term Debt 3,065 Other Long-term Liabilities 894 Total Liabilities $ 35,666 Commitments and Contingencies Contingently Redeemable Preferred Stock: Redeemable Convertible Preferred Stock, $0.0001 par Value; 26,112,823 Shares Authorized, 25,729,542 Shares Issued and Outstanding as of December 31, 2020 $ 394,408 Shareholders’ Deficit: Common Stock, $0.0001 par Value; 36,326,815 Shares Authorized, 1,656,415 Shares Issued and Outstanding as of December 31, 2020 — Additional Paid-in Capital 18,818 Accumulated Other Comprehensive Income 2,749 Accumulated Deficit (339,729) Total Shareholders’ Equity (Deficit) $ (318,162) Total Liabilities, Contingently Redeemable Preferred Equity, and Shareholders' Equity (Deficit) $ 111,912

Consolidated Statement of Operations and Comprehensive Loss (In Thousands, except share and per share data) 51 Year Ended December 31, 2020 Revenue: Revenue from Contracts with Customers $ 12,865 Revenue from Collaborative Arrangements 1,163 Revenue from Related Parties Transactions 4,752 Total Revenue $ 18,780 Cost and Operating Expenses: Cost of Revenue from Contracts with Customers $ (8,063) Cost of Revenue from Collaborative Arrangements (743) Cost of Revenue from Related Parties Transactions (2,664) Research and Development Expense (37,433) Selling, General and Administrative Expense (9,029) Total Cost and Operating Expenses $ (57,932) Loss from Operations $ (39,152) Other Income (Expense): Interest Expense, Net $ (351) Other Income, Net 172 Total Other Income (Expense), Net $ (179) Loss Before Income Taxes $ (39,331) Income Tax Benefit — Loss from Equity Method Investees, Net $ (360) Net Loss $ (39,691) Other Comprehensive Loss: Foreign Currency Translation Adjustments $ (136) Comprehensive Loss $ (39,827) Net Loss per Common Share - Basic and Diluted $ (43.55) 1,629,821 Weighted-average Number of Common Shares Outstanding - Basic and Diluted

Consolidated Statement of Cash Flows (In Thousands) 52 Year Ended December 31, 2020 Cash Flows from Operating Activities: Net Loss $ (39,691) Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities: Share-based Compensation Expense $ 2,392 Gain on Change in Fair Value of Warrant Liabilities (105) Impairment Loss Recognized on Trade Receivables 877 Depreciation of Property, Plant and Equipment 2,979 Non-cash Lease Expense 561 Non-cash Recognition of Licensing Revenue (1,567) Loss from Equity Method Investees, Net 360 Changes in Operating Assets and Liabilities: Accounts Receivable, Net $ (3,593) Contract Assets (5,483) Other Assets (364) Accounts Payable Payroll and Benefits 568 Contract Liabilities 3,167 Operating Lease Liabilities (1,283) Other Liabilities 1,911 Net Cash Used in Operating Activities $ (39,271) Cash Flows from Investing Activities: Purchase of Property, Plant and Equipment $ (7,110) Proceeds from Disposal of Property, Plant and Equipment 4 Proceeds from Disposal of Investment Property 513 Net Cash Used in Investing Activities $ (6,593) Cash Flows from Financing Activities: Proceeds from Issue of Equity Instruments of the Company $ 46,572 Payment for Share Issue Costs (30) Proceeds from Borrowings 3,065 Repayment of Borrowings (4,880) Net Cash Provided by Financing Activities $ 44,727 Net Decrease in Cash and Cash Equivalents $ (1,137) Cash and Cash Equivalents at Beginning of Period $ 62,117 Effects of Currency Translation on Cash and Cash Equivalents (71) Cash and Cash Equivalents at End of Period $ 60,909 Supplemental Disclosure of Cash Flow Information: Cash Paid for Interest $ 356 Cash Paid for Income Taxes — Supplemental Disclosure of Non-Cash Investing Activities: $ 15,000 Acquisition of Equity Method Investment in Lanzajet Through Contribution of License

Redeemable Convertible Preferred Stock Common Stock Shares Amount Shares Amount Balance at January 1, 2020 23,695,330 $ 347,938 1,622,886 — $ 16,354 $ (300,038) $ 2,885 $ (280,799) Issuance of Series E Preferred Stock, Net of Issuance Cost of $30 2,034,212 $ 46,470 — — — — — — Share-based Compensation Expense —— — — $ 2,392 — — $ 2,392 Net Loss —— — — — $ (39,691) — (39,691) Issuance of Common Stock Upon Exercise of Pptions —— 33,529 — $ 72 — — 72 Foreign Currency Translation —— — — — — $ (136) (136) Balance at December 31, 2020 25,729,542 $ 394,408 1,656,415 — $ 18,818 $ (339,729) $ 2,749 $ (318,162) Additional Paid-in Capital Accumulated Deficit Accumulated Other Comprehensive Income Total Shareholders' Equity (Deficit) Consolidated Statement of Changes in Redeemable Convertible Preferred Stock and Shareholders’ Equity (Deficit) (In Thousands, except share data) 53

Concentration of Credit Risk and Other Risks and Uncertainties 54 ◼ Revenue generated from the Company’s customers outside of the United States for the year ended December 31, 2020 was approximately 14% ◼ As of December 31, 2020, approximately 27% of trade accounts receivable and unbilled accounts receivable was due from customers located outside the United States ◼ At December 31, 2020, the value of property, plant, and equipment by the Company outside the United States was immaterial Potential Risk from Revenues, Receivables and PP&E Outside of the United States Potential Risk from Concentration of Revenues and Receivables 2020 Customer A 27 % Customer B 22 Customer C 15 2020 Customer D 43 % Customer C 15 Customer E 14 Customers Representing 10% or Greater of Revenue were as Follows for the Year Ended December 31: Customers Representing 10% or Greater of Billed Accounts Receivable were as Follows as of December 31:

Disaggregated Revenue (In Thousands, except share and per share data) 55 1 Revenue from Collaborative Partners is Included in the Above within Joint Development Agreements. Year Ended December 31, 2020 Contract Types: Joint Development Agreements1 $ 6,928 Other Contract Research 1,982 Research and Development Revenue $ 8,910 Licensing $ 1,567 Engineering and Other Services 8,303 Carbon Capture and Utilization Revenue $ 9,870 Total Revenue $ 18,780 Year Ended December 31, 2020 North America $ 16,159 Asia 504 Europe 2,117 Total Revenue $ 18,780 The Following Table Presents Disaggregation of the Company's Revenues by Customer Location for the Year Ended December 31, 2020 (In Thousands):

LanzaTech NZ, Inc. Unaudited Estimated 2021 Summary Financial Information ($ in millions) Unaudited Estimated 2021 Summary Financial Information 56 2021E Revenues $25 to 27 Cost and Operating Expenses $(75) to (77) Loss from Operations $(48) to (52) Net Loss $(50) to (54) Adjusted EBITDA1 ~$(43) to $(47) This projected financial information is preliminary. See “Preliminary Financial Information” above. 1 See “Non-GAAP Reconciliations" for a reconciliation of Adjusted EBITDA to its most directly comparable financial measure calculated in accordance with GAAP..

LanzaTech NZ, Inc. Reconciliation of Net Loss to EBITDA and Adjusted EBITDA Reconciliation of Net Loss to EBITDA and Adjusted EBITDA 57 2021E Net Loss $(50) –(54) Depreciation Expense $4 EBITDA $(46) –(50) Stock-based Compensation Expense $3 Adjusted EBITDA $(43) –(47) Non-GAAP Reconciliations ($ in millions)

Our business, results of operations and financial condition have been, and could continue to be, adversely affected by the COVID-19 pandemic. We have incurred losses and anticipate continuing to incur losses. We rely, and expect to continue to rely, heavily on industry partners to effect our growth strategy and to execute our business plan, and our failure to successfully maintain and manage these relationships and enter into new relationships could delay our anticipated timelines, prevent the successful development and commercialization of products produced using our process technologies, negatively impact our financial results and prevent us from achieving or sustaining profitability. Even if we are successful in entering into strategic partnering arrangements, there are a number of different arrangements that we can pursue, and there are no assurances that we will select and negotiate the best arrangements for us and our stockholders. We have entered into and anticipate entering into non-binding letters of intent, side letters, memoranda of understanding, term sheets and other arrangements with potential industry partners and cannot assure you that such arrangements will lead to definitive agreements. If we are unable to complete these arrangements in a timely manner and on terms favorable to us, our business will be adversely affected. We continue to face significant risks associated with our internal expansion strategy. Construction of our or our partners’ plants may not be completed in the expected timeframe or in a cost-effective manner. Any delays in the construction of plants could severely impact our business, financial condition, results of operations and prospects. Failure to continuously reduce operating and capital costs for our and our partners’ facilities that deploy our process technologies may impact adoption of our process technologies and could severely impact our business, financial condition, results of operations and prospects. Maintenance, expansion and refurbishment of our and our partners’ facilities, the construction of new facilities and the development and implementation of our new process technologies or new aspects of our existing process technologies involve significant risks. Our commercial success may be influenced by the price of fossil feedstocks relative to the price of our waste based feedstocks. Fluctuations in the prices of waste based feedstocks used to manufacture the products produced using our process technologies may affect our or our industry partners’ cost structure, gross margin and ability to compete. Declines in the prices of feedstocks our competitors use to produce their products could allow them to reduce the prices of their products, which could cause us or our industry partners to reduce the prices of the products produced using our process technologies. This could make it uneconomical for our partners to produce products using our process technologies. While abundant, if the availability of the waste based feedstocks used in our process technologies declines or competition for them increases, we or our business partners may experience delayed or reduced production or be required to raise the prices of the products produced using our process technologies, either of which could reduce the demand for the products produced using our process technologies and our revenue. We compete in an industry characterized by rapidly advancing technologies, intense competition and a complex intellectual property landscape, and our failure to successfully compete with other companies in our industry may have a material adverse effect on our business, financial condition and results of operations and market share. Technological innovation by others could render our technology and the products produced using our process technologies obsolete or uneconomical. Our financial results could vary significantly from quarter to quarter and are difficult to predict. Our financial projections may differ materially from actual results. We may require substantial additional financing to fund our operations and complete the development and commercialization of the process technologies that produce each of our products or new aspects of our existing process technologies that produce each of our products, and we may not be able to do so on favorable terms. If we are unable to manage our growth and expand our operations successfully, our reputation and brand may be damaged and our business and results of operations may be harmed. If we lose key personnel or are unable to attract, integrate and retain additional key personnel, it could harm our research and development efforts, delay the commercialization of the new process technologies or the new aspects of our existing process technologies, delay the launch of process technologies in our development pipeline and impair our ability to meet our business objectives. Risk Factors 58 Certain Factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. If any of the following risks actually occur, our business, financial condition, results of operations and future prospects could be adversely affected. In that event, you could lose all or part of your investment. All references in this section to "we," our" or "us" refer both to the business of LanzaTech and its subsidiaries prior to the consummation of the proposed business combination and to the business of the post-business combination public company and its subsidiaries. The list below has been prepared solely for the purpose of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. Accordingly, the list below is qualified in its entirety by disclosures contained in future documents filed or furnished by LanzaTech and AMCI Acquisition Corporation II, Inc. ("AMCI") or otherwise with respect to LanzaTech and AMCI, with the SEC, including the documents filed or furnished in connection with the proposed transactions between LanzaTech and AMCI. The risks presented in such filings may differ significantly from and be more extensive that those presented below.

Even if we successfully develop process technologies that produce products meeting our industry partners’ specifications, the adoption of such process technologies by our industry partners may be delayed or reduced, or our costs may increase, due to customer qualification, negative life cycle assessment, or capital investment procedures. LanzaJet has an exclusive license to some of our intellectual property related to sustainable aviation fuel. Failure of LanzaJet to complete its initial facility or failure of third parties to adopt the LanzaJet process in their commercial facilities for the production of sustainable aviation fuel could result in us never owning a majority stake in LanzaJet and may severely impact our business, financial condition, results of operations and prospects. Our and our industry partners’ failure to accurately forecast demand for any product produced using our process technologies could result in an unexpected shortfall or surplus that could negatively affect our results of operations. Our success is highly dependent on our ability to maintain and efficiently utilize our technology platform, and to effectively identify potential products for which to develop and commercialize new process technologies, and problems related to our technology platform could harm our business and result in wasted research and development efforts. We may not be successful in identifying new market opportunities and needs and developing our technology platform, or process technologies to produce products to meet those needs, which would limit our prospects and lead to greater dependency on the success of a smaller number of target products. Our failure or the failure of our industry partners to realize expected economies of scale could limit our or our partners’ ability to sell products produced using our process technologies at competitive prices, negatively impact our ability to enter into other strategic arrangements and the potential for other industry partners to adopt our process technologies, and materially and adversely affect our business and prospects. Natural or man-made disasters, social, economic and political instability, and other similar events may significantly disrupt our and our industry partners’ businesses, and negatively impact our results of operations and financial condition. Governmental programs designed to incentivize the production and consumption of low-carbon fuels and carbon capture and utilization, may be implemented in a way that does not include products produced using our novel technology platform and process technologies or could be repealed, curtailed or otherwise changed, which would have a material adverse effect on our business, results of operations and financial condition. Any decline in the value of carbon credits or other incentives associated with products produced using our process technologies could harm our results of operations, cash flow and financial condition. We expect to rely on a limited number of industry partners for a significant portion of our near-term revenue. We and our industry partners are subject to extensive international, national and subnational laws and regulations, and any changes in relevant laws or regulations, or failure to comply with these laws and regulations could have a material adverse effect on our business and could substantially hinder our and our partners’ ability to manufacture and commercialize products produced using our process technologies. Our success may be dependent on popular, government and corporate sentiment regarding the production of carbon-based fuels and chemicals and the development and deployment of carbon capture and utilization technology. We and our industry partners use hazardous materials and must comply with applicable environmental, health and safety laws and regulations. Any claims relating to improper handling, storage or disposal of these materials or noncompliance with applicable laws and regulations could be time consuming and costly and could adversely affect our business and results of operations. Our genetically engineered microbes may be subject to regulatory scrutiny and may face future development and regulatory difficulties. Additionally, failure to obtain import permits for all relevant microbes in jurisdictions with our industry partners could adversely affect our business and results of operations. We may be subject to product liability claims, which could result in material expense, diversion of management time and attention and damage to our business, reputation and brand. Ethical, legal and social concerns about genetically engineered products and process technologies that use genetically engineered supplies could limit or prevent the use of products produced using our process technologies and could limit our revenues. Our government grants are subject to uncertainty, which could harm our business and results of operations. The requirements of being a public company may strain our resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from being a public company may be greater than we anticipate. Our management has limited experience in operating a public company. Risk Factors (Cont.) 59

We have identified material weaknesses in our internal control over financial reporting. These material weaknesses could continue to adversely affect the combined company's ability to report its results of operations and financial condition accurately and in a timely manner. If we experience a significant disruption in our information technology systems, including security breaches, or if we fail to implement new systems and software successfully, our business operations and financial condition could be adversely affected. International sales by us and our industry partners expose us and our industry partners to the risk of fluctuation in currency exchange rates and rates of foreign inflation, which could adversely affect our results of operations. Changes in interest rates and capital availability may impact investment and financing decisions by our industry partners, which could adversely affect our results of operations. Any failure by us to manage acquisitions and other significant transactions successfully may have a material adverse effect on our results of operations, financial condition, and cash flows. Our company culture has contributed to our success, and if we cannot maintain this culture as we grow, our business could be harmed. Causes of supply chain challenges, including COVID-19, could result in delays or increased costs for us and our partners deploying our technologies. We and our industry partners have a limited operating history utilizing our technology and different feedstocks, which may make it difficult to evaluate our future viability and predict our future performance. We have not yet generated material revenues from marketing of CarbonSmart products and sale of equipment and our revenue forecast must be considered in light of the uncertainty and risks frequently encountered by companies in their early stage of development. Our ability to use our net operating loss carryforwards and certain other tax attributes may be limited. Changes in U.S. and foreign tax laws could have a material adverse effect on our business, cash flow, results of operations or financial conditions. Political and economic uncertainty, including changes in policies of the Chinese government or in relations between China and the United States, may impact our revenue and materially and adversely affect our business, financial condition, and results of operations. Products produced by our process technologies compete with or are intended to displace comparable products produced using fossil resources. The market prices for these alternatively produced products and commodities are subject to volatility and there is a limited referenceable market for the more sustainable, waste based products that our process technologies enable. Our patent rights may not provide commercially meaningful protection against competition. Differences and uncertainties with respect to legal systems outside the United States could adversely affect the legal protection available to us. We may not be able to operate our business without infringing the proprietary rights of third parties. Trade secrets can be difficult to protect and enforce, and our inability to do so could adversely affect our competitive position. If trade secrets are stolen, misappropriated or reverse engineered, others could use these designs to produce competing products. We may not retain exclusive rights to intellectual property created as a result of our strategic partnering arrangements which could limit our prospects and result in costly and time-consuming disputes. Some of our intellectual property may be subject to federal regulation such as “march-in” rights, reporting requirements and a preference for U.S. industry, and any such regulations could negatively impact our business and prospects. We depend on certain technologies that are licensed to us. We do not control these technologies and any loss of our rights to them could prevent us from developing or selling our process technologies. Any strategic partnering arrangement that involves the licensing of any of our intellectual property may increase our risks, harm our competitive position and increase our costs. We may be involved in lawsuits to protect or enforce our patents or the patents of our licensors, or lawsuits asserted by a third party, which could be expensive, time consuming and unsuccessful. Risk Factors (Cont.) 60